UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 26, 2017
GOPRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36514	77-0629474
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3000 Clearview Way, San Mateo, California 94402
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 332-7600
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ଁfinancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)
On October 26, 2017, the Board of Directors (the “Board”) of GoPro, Inc. (the “Company”), on the recommendation of the Company’s Nominating and Governance Committee of the Board, appointed Rick Welts to the Board, effective October 27, 2017. Mr. Welts will serve until the earliest to occur of the Company’s 2018 annual meeting of stockholders (at which he will be up for election) and until his successor is elected or appointed and qualified, or until his death, resignation or removal.

In connection with his appointment as a non-employee director of the Board, Mr. Welts will receive compensation for his Board membership in accordance with the Company’s non-employee director compensation policy approved by the Board in August 2015, which is described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2017 under the section titled “Proposal No. 1 Election of Directors—Non-Employee Director Compensation Arrangements.”

Mr. Welts has executed the Company’s standard form of indemnity agreement, a copy of which has been filed as Exhibit 10.01 to the Company’s Registration Statement on Form S-1 filed with the SEC on May 19, 2014.

There is no arrangement or understanding between Mr. Welts and any other persons pursuant to which Mr. Welts was elected as a director. There is no family relationship between Mr. Welts and any director or executive officer of the Company, and except as stated herein, Mr. Welts does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On October 30, 2017, the Company issued a press release announcing the appointment of Mr. Welts to the Board. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated October 30, 2017 announcing GoPro Adds Golden State Warriors President and Chief Operating Officer Rick Welts to its Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GoPro, Inc.
(Registrant)

Dated: October 28, 2017	By: /s/ Sharon Zezima
Sharon Zezima General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press release dated October 30, 2017 announcing GoPro Adds Golden State Warriors President and Chief Operating Officer Rick Welts to its Board of Directors.